Repurchase agreement	9 Months Ended
Sep. 30, 2013
Debt Disclosure [Abstract]
Repurchase agreement
Repurchase agreements

Our operating partnership has entered into master repurchase agreements with major financial institutions. The purpose of these repurchase agreements is to finance the acquisition and ownership of mortgage loans and REO properties in our portfolio. We have effective control of the assets associated with these agreements and therefore have concluded these are financing arrangements. As of September 30, 2013, the weighted average annualized interest rate on borrowing under our repurchase agreements was 3.08%. The following table sets forth data with respect to our repurchase agreements as of September 30, 2013 ($ in thousands):

	Maximum borrowing capacity	Book value of collateral	Amount outstanding
Repurchase agreement due March 21, 2014	$100,000	$165,790	$87,916
Repurchase agreement due March 23, 2015	200,000	270,219	176,583
Repurchase agreement due March 11, 2016	125,000	130,833	74,301
	$425,000	$566,842	$338,800

Under the terms of the repurchase agreements, as collateral for the funds we draw thereunder, the operating partnership will sell to the lender the underlying mortgage assets or equity interests in our statutory trust subsidiaries that own the mortgage assets on our behalf. In the event the lender determines the value of the collateral has decreased, it has the right to initiate a margin call and require us to post additional collateral or to repay a portion of the outstanding borrowings. The price paid by the lender for each mortgage asset we finance under the repurchase agreements is based on a percentage of the market value of the mortgage asset and may depend on its delinquency status. With respect to funds drawn under the repurchase agreements, the operating partnership is required to pay the lender interest at the lender's cost of funds plus a spread calculated based on the type of applicable mortgage assets collateralizing the funding, as well as certain other customary fees, administrative costs and expenses to maintain and administer the repurchase agreements.

The repurchase agreements require us to maintain various financial and other covenants, including maintaining a minimum adjusted tangible net worth, a maximum ratio of indebtedness to adjusted tangible net worth and specified levels of unrestricted cash as well as restrictions on net losses in excess of specified amounts. In addition, the repurchase agreements contain customary events of default. We are restricted by the terms of our repurchase agreements from paying dividends greater than our REIT taxable income in a calendar year.

We are currently in compliance with the covenants and other requirements with respect to the repurchase agreements. We monitor our banking partners' ability to perform under the repurchase agreements and have concluded there is currently no reason to doubt that they will continue to perform under the repurchase agreements as contractually obligated.